        [LOGO] LOOMIS SAYLES funds

               Loomis Sayles Emerging Markets Fund




               ANNUAL REPORT
               SEPTEMBER 30, 2002

CORPORATE OVERVIEW

LOOMIS SAYLES FUNDS
The Loomis Sayles Funds are a Boston-based family of predominantly no-load mutual funds advised by Loomis, Sayles & Company, L.P. The Loomis Sayles Funds generally have investment minimums and a pricing structure, including multiple classes, that may make them an appropriate investment for certain individual investors and retirement plan participants. The Loomis Sayles Funds consist of fourteen mutual funds that offer a range of equity and fixed income investments to fit the goals of the most demanding investor.

PHONE 800-633-3330 FOR THE FOLLOWING FUND INFORMATION:
To request any of the following, press the number
1 Speak to customer service representative regarding an existing account for the Loomis Sayles Investment Trust
2 Automated account balances, last transaction, and distribution information
3 Speak to a customer service representative regarding an existing account for the Loomis Sayles Funds
4 Net asset values and yields
5 Speak to a marketing representative

PHONE 800-626-9390 FOR INFORMATION ABOUT:
.. Establishing an account
.. Account procedures and status
.. Exchanges
.. Shareholder services


TABLE OF CONTENTS
Letter from the President                                                      3
Economic and Market Overview                                                   4
Fund and Manager Review                                                        6
Portfolio of Investments                                                       7
Statement of Assets and Liabilities                                           10
Statement of Operations                                                       11
Statements of Changes in Net Assets                                           12
Financial Highlights                                                          13
Notes to Financial Statements                                                 14
Report of Independent Accountants                                             17


As always, we are interested in your comments and answering any questions. For more complete information about the Loomis Sayles Funds, including charges and expenses, please call Loomis Sayles Distributors, L.P. for a free prospectus at 800-633-3330 Monday through Friday, 8:45 a.m. to 4:45 p.m. EST or visit www.loomissayles.com. Read the prospectus carefully before you invest or send money.

LETTER FROM THE PRESIDENT

[PHOTO]

ROBERT J. BLANDING
President

Dear Shareholders,

The financial markets for the past year can be summed up in a single word--volatile. From day-to-day, sometimes minute-to-minute, investor confidence shifted between pessimism and optimism. More often than not, conflicting economic reports, corporate earnings, accounting scandals, terrorism threats and geopolitical events fueled the uncertainty. The fallout kept even the most experienced investors on edge.

Still, we are confident in our ability to navigate these current challenges and those that may lie ahead by adhering to disciplined principles and strategies that have been successful over time. Our commitment to exhaustive, in-house research remains the cornerstone of the Loomis Sayles investment philosophy. Our experienced portfolio management teams seek to identify securities with the potential to reward investors over time. This singular focus guides us through the financial markets' ups and downs.

History has proven the resiliency of worldwide financial markets and there are no signs that it will be different this time around. In fact, the implications for investors may be no greater now than in previous periods of instability. The challenge is not to succumb and react to short-term market gyrations and, in turn, lose sight of your long-term financial goals.

To that end, diversification remains one of the most important tools in mitigating the impact of market volatility. Different asset classes and investment styles offer varying degrees of risk and reward and often respond differently to changing market and economic factors.

We encourage you to stay committed to your investment plan with an eye towards performance generated over a long-term time horizon. Patience is a key ingredient in almost any worthwhile endeavor and investing is no different.

As always, we appreciate the confidence and trust you place in the Loomis Sayles Funds to help meet your investment needs.

                                                          Sincerely,

                                                          /s/ Robert J. Blanding

                                                          Robert J. Blanding
                                                          President
                                                          Loomis Sayles Funds

                                         LOOMIS SAYLES EMERGING MARKETS FUND   3

ECONOMIC AND MARKET OVERVIEW

Annual Report for the Year Ended September 30, 2002

Economic Review

Despite what seems to be a global economic malaise, the economies of the world have shown gradual movement upward. In the United States, consumer spending has been good, with particular support coming from mortgage-refinancing activity. Business spending, though, remained cautious due to excess capacity in many areas, fear of war with Iraq, and strong currency and market volatility. Nevertheless, productivity continued to increase throughout the economic recession, and in the first two quarters of calendar year 2002, non-farm productivity increased by 4.8 percent.

We seem to be in one of those periods where the economy will fluctuate up and down at a moderate rate due to the periodic buildups and rundowns of inventory. This may go on until capital spending kicks in, which doesn't look likely for a couple of years. Still, we feel that the U.S. economy appears to be in better shape than at any time since mid-2001.

Worldwide, it appears that a moderate economic recovery is going on, and we believe that this recovery should pick up a bit next year, as employment improves slightly in North America and Europe and capital and consumer spending continue to forge ahead in Asia. Most central banks remain supportive of a recovery, pumping liquidity into their economies and markets as needed. Overall, we believe world economic growth is strong enough to support employment, but not strong enough to put any strain on the capital markets.

Stock Market Review

The U.S. stock market continued to challenge investors during the 12-month period ended September 30, 2002, posting a total return of -20.49 percent, as measured by the Standard & Poor's ("S&P") 500 Index. The year-to-date return for the S&P 500 Index was -28.16 percent as of September 30, 2002, putting stocks on track for their third-consecutive calendar year of negative performance--a record the market hasn't generated since 1941.

On the bright side, we remain confident that the market continues to offer good opportunities for long-term investors. In the late 1990s, many stocks soared to unsustainable price and valuation levels. But due to the significant sell off of the last few years, we feel that valuation levels among most stocks now appear reasonable. Moreover, we believe that attractive valuations combined with an improving economy should help stocks get back on a positive track.

We believe that corporate profits in the United States have improved, despite the headlines. It is our belief that with cost cutting and some revenue growth, operating earnings have actually edged up. For the time being, depreciation charges and write-offs are holding back reported earnings. But we feel that these charges should decline substantially over the next year or so, allowing reported earnings to catch up with the growth in operating earnings and show above-average growth as the economy moves forward.

Throughout the current bear market, value stocks maintained a comfortable performance edge over their growth-stock counterparts. But that changed in the final three months of the fiscal year, when a strong market retrenchment in the third quarter of calendar 2002 closed the gap between the growth and value styles. Looking ahead, we do not anticipate another extreme move for either style any time soon. In fact, we believe that both styles have good long-term potential, and that sound stock selection within the growth and value universes will be the key to uncovering potential and capturing performance.

For the near term, we believe the market will remain range-bound until the economy reaccelerates, probably some time in 2003. Of course, capital spending must rebound before the economy can take the next step forward. Market, economic and political uncertainty are fostering a cautious approach among businesses. But as this uncertainty dissolves, we look for businesses to resume spending. In the meantime, the Federal Reserve Board is accommodative and vigilant, and consumers remain confident enough to continue spending. These positive influences eventually should have a positive impact on future economic growth and investor sentiment.

International stock markets have proven to be equally challenging for investors, causing some market pundits to question the importance of international diversification. Although it's clear that companies and financial markets are becoming more global, during times of crisis the performance correlations among global markets are closer than during periods of stability. Despite the recent close relationship between U.S. stock market performance and international stock market performance, we believe the diversification benefits remain significant, because the markets eventually will revert back to their "normal" correlations.

In particular, we remain optimistic toward Europe and Asia, where many countries are experiencing a political shift to a more business-friendly environment. In addition, European markets are trading at more attractive valuation levels than other international markets.

Bond Market Review

Risk aversion increased sharply as the fiscal year progressed, and this phenomenon was most notable in stock price weakness. But risk aversion also dragged down prices for corporate bonds and emerging market debt, and it even caused spreads to widen for U.S. agency paper. (Wider spreads refer to greater yield differences between Treasuries and non-Treasury securities of comparable maturity. When spreads widen, prices on the non-Treasury securities decline; when spreads tighten, prices on the non-Treasury securities increase.)

But the flip side of risk aversion is a flight-to-quality, and Treasury and AAA-rated securities (the highest quality rating) benefited nicely throughout the fiscal year.

The outlook for bond-market financing is mixed. We believe that the government sectors in the United States and Europe are going to require significant funds over the next few years, and we believe that it is likely that the federal deficits will continue to grow for a number of years. On the other hand, corporate-sector financing probably will decline considerably due to lower capital spending, a tight reign on inventories and receivables, and the wrap-up of debt maturity extension. Because the consumer sector is growing, it is reasonable to assume that consumer debt will continue to grow, although at a lower rate than it was during the last few years. We believe that the net effect is that the future financing calendar will not be growing very much, as the government sector replaces the corporate sector as the major borrower.

Looking ahead, based on the current market, we believe it's prudent to de-emphasize Treasuries and other high-quality areas, primarily because these sectors now appear overvalued, and because government demands for funds likely will be increasing. At the same time, we believe it's an appropriate time to emphasize corporate securities, due to their wide spreads, an end to the deteriorating credit fundamentals trend, and the likely lighter corporate-financing calendar. Also, strong stock market declines have prompted many investors to sell bonds to buy stocks. Once this tendency ends, we expect reinvestment demand to cause some tightening of corporate spreads.


The views expressed in this report reflect those of the firm only through the end of the period of the report as stated on the cover and do not necessarily represent the views of any particular person in the organization. Any such views are subject to change at any time based upon market or other conditions and the firm disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

                                         LOOMIS SAYLES EMERGING MARKETS FUND   5

FUND AND MANAGER REVIEW

Loomis Sayles Emerging Markets Fund

PERFORMANCE | For the one-year period ended September 30, 2002, the Institutional and Retail Classes of the Fund returned 5.42% and 5.72%, respectively, compared to the 8.15% return for the Morgan Stanley Capital International Emerging Markets Free (MSCI EMF) Index. The Lipper Emerging Markets Funds Index posted a total return of 7.62% for the same period.

PORTFOLIO REVIEW | Our strategy centered on seeking the best growth companies exhibiting excellent fundamentals in solid businesses. The overall environment during the fiscal year was one in which any hint of negative news or scandal caused a stock's price to decline sharply. As such, we constantly reviewed our holdings to uncover pieces of bad news or earnings weakness.

The Fund remained well diversified among sectors and countries. For example, the Fund had exposure to consumer-sensitive sectors that performed well, including consumer discretionary and consumer staples stocks, and sectors that are more cyclical in nature and dependent upon economic growth, including materials, industrials and information technology. From a country perspective, the Fund was underweighted in Hong Kong, Korea, and Taiwan and over-weighted in Israel and Mexico, which exhibited good growth characteristics.

The Fund underperformed its benchmark for the one-year period, primarily due to our stock selections in the industrials and information technology sectors, along with under-weighted positions in Singapore and Turkey and an over-weighted position in Israel.

OUTLOOK | Historically, during times of uncertainty and crisis, equity markets move in unison. As such, the world's stock markets likely will exhibit sharp daily volatility over the short term, due to the ambiguity of the global economic rebound and concerns over Middle East instability. In addition, investors are showing no appetite for risk in their portfolios, and they have been moving their assets into bonds and value-oriented, dividend-yielding stocks. Over the long term, though, we remain optimistic about the forecast for equity investments, particularly outside the United States, where growth potential and stock valuations are more appealing.

Key Fund Facts

Objective | Long-term capital growth

Strategy | Invests primarily in stocks of issuers located in countries with emerging securities markets

Fund Inception Date | 11/9/99

Commencement of Operations of Class | Institutional: 11/9/99; Retail: 5/9/00

Expense Ratio | Institutional: 2.25%; Retail: 2.50%

Total Net Assets (all classes) | $2.0 million

[PHOTO]
Eswar Menon

[PHOTO]
Alexander Muromcew

[PHOTO]
John Tribolet

AVERAGE ANNUAL TOTAL RETURNS Periods Ended September 30, 2002

                                                                    Since
                                                 1 Year          Inception/(a)/
-------------------------------------------------------------------------------
Loomis Sayles Emerging Markets Fund:
   Institutional                                  5.42%              -5.28%
   Retail/(b)/                                    5.72               -5.43
Lipper Emerging Markets Funds Index/(c)/          7.62               -8.93
MSCI EMF Index/(d)/                               8.15              -11.05

CUMULATIVE PERFORMANCE/(e)/ Inception to September 30, 2002

Loomis Sayles Emerging Market Fund

                                                    Inception date    11/9/1999   11/30/1999    12/31/1999    1/31/2000    2/29/2000
Fund Name                                                11/9/1999   11/30/1999   12/31/1999     1/31/2000    2/29/2000    3/31/2000
Lipper Emerging Markets Fund Index                           10000        11103        13054         12902        13286        13326
Loomis Sayles Emerging Markets Fund                          10000        13290        17190         16360        20570        21250
Morgan Stanley Capital International EMF Index GD            10000        10897        12282         12356        12519        12580

                                                        03/31/2000   04/30/2000   05/31/2000    06/30/2000   07/31/2000   08/31/2000
Fund Name                                               04/30/2000   05/31/2000   06/30/2000    07/31/2000   08/31/2000   09/30/2000
Lipper Emerging Markets Fund Index                           11876        11244        11801         11320        11437        10344
Loomis Sayles Emerging Markets Fund                          17430        15400        16400         15700        16600        14860
Morgan Stanley Capital International EMF Index GD            11387        10917        11301         10720        10773         9832

                                                         9/30/2000   10/31/2000   11/30/2000    12/31/2000    1/31/2001    2/28/2001
Fund Name                                               10/31/2000   11/30/2000   12/31/2000     1/31/2001    2/28/2001    3/31/2001
Lipper Emerging Markets Fund Index                            9572         8706         9021         10066         9285         8400
Loomis Sayles Emerging Markets Fund                          13860        11514        12229         13641        11943        10184
Morgan Stanley Capital International EMF Index GD             9119         8322         8523          9693         8933         8057

                                                         3/31/2001    4/30/2001    5/31/2001     6/30/2001    7/31/2001    8/31/2001
Fund Name                                                4/30/2001    5/31/2001    6/30/2001     7/31/2001    8/31/2001    9/30/2001
Lipper Emerging Markets Fund Index                            8829         9071         8913          8360         8251         7074
Loomis Sayles Emerging Markets Fund                          11289        11238        11013         10328         9735         8109
Morgan Stanley Capital International EMF Index GD             8455         8556         8381          7851         7774         6571

                                                         9/30/2001   10/31/2001   11/30/2001    12/31/2001    1/31/2002    2/28/2002
Fund Name                                               10/31/2001   11/30/2001   12/31/2001     1/31/2002      2/38/02    3/31/2002
Lipper Emerging Markets Fund Index                            7445         8183         8705          9048         9251         9758
Loomis Sayles Emerging Markets Fund                           8732         9846        10787         11186        11299        11923
Morgan Stanley Capital International EMF Index GD             6979         7707         8319          8601         8742         9269

                                                         3/31/2002    4/30/2002    5/31/2002     6/30/2002    7/31/2002    8/31/2002
Fund Name                                                4/30/2002    5/31/2002    6/30/2002     7/31/2002    8/31/2002    9/30/2002
Lipper Emerging Markets Fund Index                            9877         9786         9071          8393         8462         7613
Loomis Sayles Emerging Markets Fund                          11493        11166         9970          9172         9274         8548
Morgan Stanley Capital International EMF Index GD             9329         9180         8492          7846         7966         7107

Foreign investments involve special risks including greater economic, political and currency fluctuation risks, which may be even greater in emerging markets. In addition, foreign countries may have different accounting standards than those of the U.S., which may adversely affect the value of the Fund.

Past performance is no guarantee of future performance. Average annual total returns assume reinvestment of dividends and capital gains distributions. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Performance data reflects certain fee waivers and reimbursements. Without such waivers, performance would be lower.

(a) Since index data is not available coincident with the Fund's inception date, comparative performance is presented from the month end closest to the Fund's inception date (October 31, 1999). (b) Performance shown for periods prior to the inception date of the Retail Class (May 9, 2000) represents the performance of the Institutional Class of shares during the periods shown, adjusted to reflect the current levels of management and 12b-1 fees payable by the respective classes of shares. (c) Lipper Emerging Markets Funds Index is an equally weighted unmanaged index of typically the 30 largest mutual funds within the emerging markets funds investment objective. Returns are adjusted for the reinvestment of capital gains distributions and income dividends. The index returns have not been reduced for ongoing management and operating expenses applicable to mutual fund investments. It is not possible to invest directly in an index. Source: Lipper, Inc. (d) The MSCI EMF (Emerging Markets Free) Index is a free float-adjusted market capitalization index that is designed to measure emerging market equity performance. Returns are adjusted for the reinvestment of capital gains distributions and income dividends. The index returns have not been reduced for ongoing management and operating expenses applicable to mutual fund investments. It is not possible to invest directly in an index. (e) Cumulative performance is shown for the Institutional Class of shares. Performance of the Retail Classes of shares would, due to the higher fees paid by the Retail Classes of shares, be lower.

PORTFOLIO OF INVESTMENTS--as of September 30, 2002

                                                      Shares              Value+
--------------------------------------------------------------------------------
COMMON STOCKS--86.1% of net assets

Brazil--5.3%
Aracruz Celulose SA ADR*                               3,100          $   45,446
Brasil Telecom Participacoes SA ADR                      500              11,105
Embraer-Empresa Brasileria de Aeronautica SA ADR       2,993              39,807
Tele Norte Leste Participacoes SA (Telemar) ADR        1,900              10,070
                                                                      ----------
                                                                         106,428
                                                                      ----------

Czech Republic--1.8%
Komercni Banka AS                                        640              36,345
                                                                      ----------
Hong Kong--4.8%
CNOOC Ltd.                                            34,000              47,516
UTStarcom, Inc.*                                       3,300              50,391
                                                                      ----------
                                                                          97,907
                                                                      ----------

Hungary--1.1%
OTP Bank                                               2,700              22,143
                                                                      ----------
India--15.1%
Cognizant Technology Solutions Corp.*                    700              40,229
Dr. Reddy's Laboratories Ltd. ADR                      3,300              55,539
ICICI Bank Ltd. ADR                                    6,600              39,534
Infosys Technologies Ltd. ADR                          1,350              73,170
Ranbaxy Laboratories Ltd. GDR                          2,550              48,833
State Bank of India GDR                                4,600              48,760
                                                                      ----------
                                                                         306,065
                                                                      ----------

Israel--7.0%
Check Point Software Technologies Ltd.*                2,000              27,480
Taro Pharmaceutical Industries Ltd.*                   1,400              47,250
Teva Pharmaceutical Industries Ltd. ADR                1,000              67,000
                                                                      ----------
                                                                         141,730
                                                                      ----------

Malaysia--2.1%
Malayan Banking Berhad                                20,000              42,105
                                                                      ----------
Mexico--11.9%
Fomento Economico Mexicano SA de CV ADR                1,300              43,940
Grupo Financiero BBVA Bancomer SA de CV Series B*     64,000              45,408
Grupo Modelo SA de CV Series C                        23,000              57,621
Telefonos de Mexico SA ADR                             1,500              42,225
Wal-Mart de Mexico SA de CV Series V                  21,700              52,559
                                                                      ----------
                                                                         241,753
                                                                      ----------

Russia--9.1%
AO VimpelCom ADR*                                      2,100              49,749
JSC Mining & Smelting Co. Norilsk Nickel ADR*          1,300              21,125
Mobile Telesystems ADR                                   800              24,160
OAO LUKoil ADR                                           800              48,560
YUKOS ADR                                                300              40,125
                                                                      ----------
                                                                         183,719
                                                                      ----------

Singapore--3.2%
DBS Group Holdings Ltd.                                3,000              18,904
Flextronics International Ltd.*                        3,600              25,099
United Overseas Bank Ltd.                              3,000              20,085
                                                                      ----------
                                                                          64,088
                                                                      ----------

South Africa--9.9%
Anglo American Plc                                     3,400              42,974

                                         LOOMIS SAYLES EMERGING MARKETS FUND   7

                                                         Shares           Value+
--------------------------------------------------------------------------------
COMMON STOCKS--continued

South Africa--continued
AngloGold Ltd.                                              760      $    41,089
Harmony Gold Mining Co. Ltd.                              2,600           41,205
Impala Platinum Holdings Ltd.                             1,000           53,162
Sappi Ltd.                                                1,900           21,853
                                                                     -----------
                                                                         200,283
                                                                     -----------

South Korea--7.2%
Kangwon Land, Inc.                                          185           19,216
Koram Bank*                                               2,500           17,093
Samsung Electronics                                         260           63,474
SK Telecom Co. Ltd.                                         240           46,520
                                                                     -----------
                                                                         146,303
                                                                     -----------

Taiwan--3.6%
Asustek Computer, Inc.                                    9,000           21,164
Hon Hai Precision Industry Co. Ltd.                       9,200           30,737
Taiwan Semiconductor Manufacturing Co. Ltd. ADR           3,300           20,955
                                                                     -----------
                                                                          72,856
                                                                     -----------

Thailand--2.9%
Land & Houses Public Co. Ltd.                            25,800           39,344
Siam Cement Public Co. Ltd.                                 950           18,614
                                                                     -----------
                                                                          57,958
                                                                     -----------

Venezuela--1.1%
Compania Anonima Nacional Telefonos de Venezuela ADR*     2,200           23,210
                                                                     -----------
TOTAL COMMON STOCKS
   (Identified Cost $1,957,708)                                        1,742,893
                                                                     -----------

PREFERRED STOCKS--1.0% of net assets

Brazil--1.0%
Companhia de Bebidas das Americas (AmBev) ADR             1,800           19,296
                                                                     -----------
TOTAL PREFERRED STOCKS
   (Identified Cost $27,154)                                              19,296
                                                                     -----------

                                                    Face Amount
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENT--10.4% of net assets
Repurchase Agreement with State Street Corp.,
dated 9/30/02 at 0.850% to be repurchased at
$210,005 on 10/01/02 collateralized by
$150,000 U.S. Treasury Bond, 8.000% due 11/15/21
with a value of $217,641                              $ 210,000          210,000
                                                                     -----------
TOTAL SHORT-TERM INVESTMENT
   (Identified Cost $210,000)                                            210,000
                                                                     -----------
TOTAL INVESTMENTS--97.5%
   (Identified Cost $2,194,862)@                                       1,972,189
   Cash and Other Assets, Less Liabilities--2.5%                          50,830
                                                                     -----------
NET ASSETS--100%                                                     $ 2,023,019
                                                                     ===========

--------------------------------------------------------------------------------

+See Note 1.
*Non-income producing security
@At September 30, 2002, the net unrealized depreciation on investments based on cost of $2,264,575 for federal income tax purposes was as follows: Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $45,608 and $337,994, respectively, resulting in net unrealized depreciation of $292,386. Key to Abbreviations: ADR: American Depository Receipt; GDR: Global Depository Receipt

Ten Largest Sector Holdings at September 30, 2002 as a Percentage of Net Assets

                 Banks/Savings & Loan                       14.4%
                 Healthcare-Drugs                           10.8
                 Metal & Mining                              9.9
                 Telecommunication Services-Diversified      8.7
                 Oil & Gas                                   6.7
                 Beverages                                   6.0
                 Computer-Consulting & Service               5.6
                 Electronic Components-Semiconductors        4.2
                 Telecommunications-Wireless                 4.0
                 Forest & Paper Products                     3.3

                 See accompanying notes to financial statements.

                                         LOOMIS SAYLES EMERGING MARKETS FUND   9

STATEMENT OF ASSETS AND LIABILITIES

September 30, 2002

--------------------------------------------------------------------------------
Assets
Investments at value                                             $    1,762,189
Repurchase agreement at value                                           210,000
Cash                                                                        564
Foreign currency at value                                               133,715
Receivable for:
  Fund shares sold                                                          882
  Securities sold                                                         9,616
  Dividend and interest                                                   8,796
Due from the adviser                                                     12,656
                                                                 --------------
                                                                      2,138,418
                                                                 --------------

Liabilities
Payable for:
  Securities purchased                                                   69,974
  Foreign taxes                                                             733
Accrued expenses:
  Management fees                                                         2,203
  Trustees' fees                                                          1,131
  Administrative fees                                                        69
  12b-1 fees                                                                  9
  Other                                                                  41,280
                                                                 --------------
                                                                        115,399
                                                                 --------------
Net Assets                                                       $    2,023,019
                                                                 ==============
Net Assets consist of:
Capital paid in                                                  $    3,699,416
Undistributed (accumulated) net investment income (loss)                (12,409)
Accumulated net realized gain (loss)                                 (1,438,123)
Unrealized appreciation (depreciation) on:
  Investments                                                          (222,673)
  Foreign currency translations                                          (3,192)
                                                                 --------------
Net Assets                                                       $    2,023,019
                                                                 ==============
Institutional Class
Net assets                                                       $    1,980,032
Shares of beneficial interest outstanding, no par value                 236,714
Net asset value and redemption price per Institutional share     $         8.36
Retail Class
Net assets                                                       $       42,987
Shares of beneficial interest outstanding, no par value                   5,168
Net asset value and redemption price per Retail share            $         8.32
Identified cost of investments                                   $    2,194,862
Cost of foreign currency                                         $      136,242

                See accompanying notes to financial statements.

STATEMENT OF OPERATIONS

For the Year Ended September 30, 2002

-------------------------------------------------------------------------------
Investment Income
Dividends*                                                            $  41,515
Interest                                                                  1,084
                                                                      ---------
Total income                                                             42,599
                                                                      ---------
Expenses
Management fees                                                          30,749
12b-1 fees (Retail Class)                                                   121
Trustees' fees and expenses                                               5,547
Administrative fees                                                       1,051
Custodian and accounting fees                                            75,374
Transfer Agent fees (Institutional Class)                                19,918
Transfer Agent fees (Retail Class)                                       20,224
Audit and tax services fees                                              25,235
Registration fees                                                        19,152
Printing fees                                                               441
                                                                      ---------
Total expenses                                                          197,812
Less expenses waived and reimbursed
   by the investment adviser                                           (142,343)
                                                                      ---------
Net expenses                                                             55,469
                                                                      ---------
Net investment income (loss)                                            (12,870)
                                                                      ---------

Net Realized Gain (Loss) on:
Investments                                                            (487,311)
Foreign currency transactions                                           (12,589)
                                                                      ---------
Total net realized gain (loss)                                         (499,900)
                                                                      ---------

Change in Unrealized Appreciation (Depreciation) on:
Investments                                                             531,802
Foreign currency translations                                            (3,179)
                                                                      ---------
Total net change in unrealized
   appreciation (depreciation)                                          528,623
                                                                      ---------
Total net realized gain (loss) and
   change in unrealized appreciation
   (depreciation)                                                        28,723
                                                                      ---------

Net Increase (Decrease) in Net Assets
   from Operations                                                    $  15,853
                                                                      ---------

* Net of foreign withholding taxes of $3,341.

                 See accompanying notes to financial statements.

                                        LOOMIS SAYLES EMERGING MARKETS FUND   11

STATEMENTS OF CHANGES IN NET ASSETS

                                                                           Year Ended             Year Ended
                                                                       September 30, 2002     September 30, 2001
----------------------------------------------------------------------------------------------------------------
From Operations
Net investment income (loss)                                             $    (12,870)             $     (18,293)
Net realized gain (loss)                                                     (499,900)                  (963,216)
Change in unrealized appreciation (depreciation)                              528,623                   (721,423)
                                                                         ---------------------------------------
Increase (decrease) in net assets from operations                              15,853                 (1,702,932)
                                                                         ---------------------------------------

From Distributions to Shareholders
Institutional Class
Net realized gain on investments                                                    0                    (69,733)
Retail Class
Net realized gain on investments                                                    0                       (515)
                                                                         ---------------------------------------
Total distributions                                                                 0                    (70,248)
                                                                         ---------------------------------------

From Capital Share Transactions (Note 6)
Increase (decrease) in net assets from capital share transactions             173,388                   (102,057)
                                                                         ---------------------------------------
Redemption fees                                                                   163                      3,169
                                                                         ---------------------------------------
Total increase (decrease) in net assets                                       189,404                 (1,872,068)

Net Assets
Beginning of the period                                                     1,833,615                  3,705,683
                                                                         ---------------------------------------
End of the period                                                        $  2,023,019              $   1,833,615
                                                                         ---------------------------------------

Undistributed Net Investment Income (Loss)
End of the period                                                        $    (12,409)             $           0
                                                                         ---------------------------------------

                 See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS

                                                          Institutional Class                           Retail Class
                                               ----------------------------------------- -------------------------------------------
                                                                          Period Ended                                 Period Ended
                                               Year Ended September 30,   September 30,    Year Ended September 30,    September 30,
                                               ------------------------   --------------   ------------------------    -------------
                                                  2002         2001           2000*           2002         2001           2000**
---------------------------------------------------------------------------------------- -------------------------------------------
Net asset value, beginning of period            $  7.93      $ 14.86       $ 10.00           $ 7.87     $ 14.81        $  16.21
                                               ----------------------------------------- -------------------------------------------

Income from Investment operations
Net investment income (loss)                      (0.05)(d)    (0.07)(d)     (0.22)(d)        (0.08)(d)   (0.06)(d)       (0.14)(d)
Net realized and unrealized gain (loss)
   on investments                                  0.48        (6.57)         5.08             0.53       (6.59)          (1.26)
                                               ----------------------------------------- -------------------------------------------
Total from investment operations                   0.43        (6.64)         4.86             0.45       (6.65)          (1.40)
                                               ----------------------------------------- -------------------------------------------

Less distributions
Distributions from net realized capital gains      0.00        (0.29)         0.00             0.00       (0.29)           0.00
                                               ----------------------------------------- -------------------------------------------
Net asset value, end of period                  $  8.36      $  7.93       $ 14.86           $ 8.32     $  7.87        $  14.81
                                               ========================================= ===========================================

Total return(a)                                     5.4%       (45.4)%        48.6%             5.7%      (45.7)%          (8.6)%
Net assets, end of period (000)                 $ 1,980      $ 1,794       $ 3,679           $   43     $    40        $     27

Ratios to average net assets:
   Net expenses(b)(c)                              2.25%        2.25%         2.25%            2.50%       2.50%           2.50%
   Gross expenses(c)                               7.23         7.75          6.20            48.49       59.44           70.10
   Net investment income (loss)(c)                (0.52)       (0.64)        (1.46)           (0.78)      (0.56)          (2.20)
Portfolio turnover rate                             241          177           134              241         177             134

* From commencement of Fund operations on November 9, 1999 through September 30, 2000.
** From commencement of Class operations on May 9, 2000 through September 30, 2000.
(a) Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses. Periods less than one year are not annualized.
(b) The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement the Fund's ratio of operating expenses would have been higher.
(c) Annualized for periods less than one year.
(d) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

                 See accompanying notes to financial statements.

                                        LOOMIS SAYLES EMERGING MARKETS FUND   13

NOTES TO FINANCIAL STATEMENTS

September 30, 2002

1.Loomis Sayles Emerging Markets Fund (the "Fund") is a series of the Loomis Sayles Funds (the "Trust").

The Trust consists predominately of no-load mutual funds (the "Funds") and is authorized to issue an unlimited number of full and fractional shares of beneficial interest in multiple series. The Trust is a diversified, open-end management company registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended (the "1940 Act") and the interests in which are registered under the Securities Act of 1933. The Trust was organized as a Massachusetts business trust on February 20, 1991. The financial statements of the remaining 13 funds are presented separately. Loomis Sayles & Company, L.P. ("Loomis Sayles") is the investment adviser of the Fund. The Trust is authorized to issue an unlimited number of full and fractional shares of beneficial interest in multiple series.

The Loomis Sayles Emerging Markets Fund offers Institutional and Retail Class shares. Shares of each Class have an equal proportionate interest in the assets of the Fund and generally have the same voting privileges. Institutional and Retail differ with respect to distribution and certain other Class-specific expenses and expense reductions.

The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

A. Security Valuation | Debt securities for which market quotations are readily available are valued at market value, as reported by pricing services recommended by the pricing committee and approved by the Board of Trustees. Such pricing services generally use the most recent bid prices in the principal market in which such securities are normally traded. Equity securities for which market quotations are readily available are valued at market value, as reported by pricing services recommended by the pricing committee and approved by the Board of Trustees. Such pricing services generally use the security's last sale price on the exchange or market where primarily traded or, if there is no reported sale during the day, at the closing bid price. Broker-dealer bid quotations may also be used to value debt and equity securities where a pricing service does not price a security or where a pricing service does not provide a reliable price for the security. Short-term securities with a remaining maturity of 60 days or less are valued at amortized cost, which approximates fair value. Securities for which market quotations are not readily available (including restricted securities, if any) are fair valued in good faith using consistently applied procedures under the general supervision of the Board of Trustees. If events occurring after the close of the principal market in which securities are traded (but before the close of regular trading on the New York Stock Exchange) are believed to materially affect the value of those securities, such securities are valued at their fair value taking such events into account.

B. Repurchase Agreements | The Fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The Fund, through its custodian, receives delivery of the underlying securities collateralizing repurchase agreements. It is the Fund's policy that the market value of the collateral held be at least equal to 102% of the repurchase price including accrued interest. These securities are marked-to-market daily. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters into insolvency proceedings, the Fund may be delayed or prevented from recovering the collateral.

C. Foreign Currency Translation and Foreign Investments | The books and records of the Fund are maintained in U.S. dollars. The value of investments, currencies and other assets and liabilities denominated in foreign currencies is translated into U.S. dollar amounts based upon foreign exchange rates prevailing at the end of each day. Purchases and sales of investments, income and expenses are translated at prevailing exchange rates on the respective dates of such transactions.

The results of operations resulting from fluctuations in foreign exchange rates on investments are not isolated from fluctuations arising from changes in market prices of investments held. All such fluctuations are included with net realized and unrealized gain or loss from investments.

Net realized gains and losses on foreign currency transactions represent net gains and losses from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities, other than investments in securities at fiscal year-end, resulting from changes in exchange rates.

The Fund may use foreign currency exchange contracts to facilitate transactions in foreign-denominated investments. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

The Fund may purchase investments of foreign issuers. Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. government. These risks include revaluation of currencies and the risk of appropriation. Moreover, the markets for securities of many foreign companies and foreign governments may be less liquid, and the prices of such securities may be more volatile than those of comparable U.S. companies and the U.S. government.

September 30, 2002

D. Forward Foreign Currency Exchange Contracts | The Fund may enter into forward foreign currency exchange contracts to protect investments against future changes in foreign exchange rates. A forward foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date.

The market value of the contracts will fluctuate with changes in currency exchange rates. The contracts are marked-to-market daily using the forward currency exchange rates and the changes in market value are recorded as unrealized appreciation (depreciation) on foreign currency translations in the Fund's statements of assets and liabilities. Realized gain or loss is recognized when a contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and recorded as realized gain (loss) on foreign currency transactions in the Fund's statements of operations.

Forward foreign currency exchange contracts expose the Fund to the risk that the counterparties will be unable or unwilling to meet the terms of their contracts and of unanticipated movements in the value of the foreign currency relative to the U.S. dollar. At September 30, 2002, there were no open forward foreign currency exchange contracts.

E. Security Transactions, Related Investment Income and Expenses | Security transactions are accounted for on the trade date (the date the buy or sell is executed). Dividend income is recorded on the ex-dividend date or, in the case of dividend income on foreign securities, on the ex-dividend date or when the Fund becomes aware of its declaration, net of foreign withholding taxes where applicable. Interest income is recorded on the accrual basis and increased by the accretion of discount and decreased by the amortization of premium. In determining net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are either apportioned among the Funds within the Trust based upon relative net assets or allocated among the Funds evenly. Investment income, realized and unrealized gains and losses, and the common expenses of the Fund are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund.

F. Federal Income Taxes | The Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute to its shareholders all of its net investment income and any net realized capital gains. Accordingly, no provision for Federal income tax or excise tax has been made.

G. Dividends and Distributions to Shareholders | The Fund pays its net investment income and realized capital gains to shareholders annually. Income and capital gains distributions if any, are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States. These differences, which may result in reclassifications to the Fund's capital accounts to reflect income and gains available for distribution, are primarily due to differing book and tax treatments for net operating losses, foreign currency transactions, capital loss carryforwards, deferred losses due to wash sales and excise tax regulations. Some of these classifications may include temporary book and tax basis differences that will reverse in subsequent periods. Dividends from net investment income are determined on a class level. Distributions to shareholders are recorded on the ex-dividend date.

2. Portfolio Security Transactions | For the year ended September 30, 2002, the cost of purchases and proceeds from sales and maturities of securities other than short-term investments were $5,241,317, and $5,373,672, respectively.

3. Management Fees and Other Transactions With Affiliates | During the year ended September 30, 2002, the Fund incurred management fees payable to Loomis Sayles. The management agreement for the Fund in effect during the year ended September 30, 2002 provided for management fees at the annual percentage rate of 1.25% of the Fund's average daily net assets. Loomis Sayles has contractually agreed, until February 1, 2003, to reduce its management fees and/or bear other expenses, to the extent necessary to limit the total operating expenses of the Institutional Class and Retail Class to 2.25% and 2.50%, respectively, of each Class' average daily net assets.

Certain officers and employees of Loomis Sayles are also officers or Trustees of the Fund. Loomis Sayles' general partner is indirectly owned by CDC IXIS Asset Management North America, L.P., whose general partner is indirectly owned by CDC IXIS Asset Management SA ("CDC IXIS"). CDC IXIS is part of the Caisse des Depots et Consignations group.

Retail Class shares are subject to distribution fees payable to Loomis Sayles Distributors, L.P. (the "Distributor"), a subsidiary of Loomis Sayles at an annual rate of 0.25% of the relevant Class' average net assets, pursuant to distribution plans adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940. Retail Class shares have exclusive voting rights with respect to their distribution plans.

Loomis Sayles charges the Fund an administrative fee related to Loomis Sayles' performance of certain accounting and administrative services. For the year ended September 30, 2002 the Fund incurred a fee of $1,051.

A. Trustees Fees and Expenses | The Trust does not pay any compensation directly to its officers or trustees who are directors, officers or employees of Loomis Sayles, CDC IXIS Asset Management North America, L.P. or their affiliates. Each independent trustee of the Trust is compensated by the Trust on behalf of each Fund at the rate of $1,250 per Fund per year and is reimbursed for travel expenses in connection with attendance at meetings. Effective November 6, 2002, independent trustee compensation was increased to a $20,000 annual retainer fee and a $5,000 fee per in person meeting.

                                       LOOMIS SAYLES EMERGING MARKETS FUND    15

September 30, 2002

B. Shareholders | At September 30, 2002, the Loomis, Sayles & Company, L.P. Employees' Profit Sharing Retirement Plan and Loomis Sayles Employees' Money Purchase Plan ("Defined Contribution Plans") held 64,080 shares of beneficial interest in the Fund. At September 30, 2002, CDC IXIS Asset Management North America, L.P. owned 102,254 shares of the Emerging Markets Fund, totalling 42% of the outstanding shares.

4. Beneficial Interest | The Fund had one shareholder owning beneficially or of record 10% or more of the shares outstanding of the Fund as of September 30, 2002, as referenced in Note 3b.

5. Line of Credit | The Trust has entered into an agreement which enables the Fund to borrow up to $25 million from an unsecured line of credit with State Street Bank and Trust Company. Borrowings will be made solely to temporarily finance the repurchase of shares. Interest is charged to each participating Fund based on its borrowings at a rate per annum equal to the Federal funds rate plus 0.50%. In addition, a commitment fee of 0.08% per annum, payable at the end of each calendar quarter, is accrued and apportioned among the participating Funds based on each Fund's average daily unused portion of the line of credit. During the year ended September 30, 2002, the participating Funds had no borrowings under the agreement.

6. Capital Share Transactions | The tables below summarize the transactions in Fund shares for the periods indicated:

                                                  Year Ended September 30, 2002           Year Ended September 30, 2001
                                                  -----------------------------           -----------------------------
Institutional Class Shares                          Shares              Amount             Shares               Amount
                                                    ------              ------             ------               ------
Issued from the sale of shares                     203,726        $  2,240,761             32,243          $   374,035
Issued in connection with the reinvestment
   of distributions                                      0                   0              4,847               61,504
Redeemed                                          (193,348)         (2,069,240)           (58,300)            (573,120)
                                                  --------------------------------------------------------------------
Net change                                          10,378        $    171,521            (21,210)         $  (137,581)
                                                  --------------------------------------------------------------------

                                                  Year Ended September 30, 2002           Year Ended September 30, 2001
                                                  -----------------------------           -----------------------------
Retail Class Shares                                 Shares              Amount             Shares               Amount
                                                    ------              ------             ------               ------
Issued from the sale of shares                       1,643        $     17,000              3,240          $    35,500
Issued in connection with the reinvestment
   of distributions                                      0                   0                 41                  514
Redeemed                                            (1,515)            (15,133)               (40)                (490)
                                                  --------------------------------------------------------------------
Net change                                             128        $      1,867              3,241          $    35,524
                                                  --------------------------------------------------------------------

7. Additional Tax Information | As of September 30, 2002, the components of accumulated earnings (losses) on a tax basis were as follows:

Undistributed ordinary income                    $         0
Undistributed long-term capital gains                      0
                                                 -----------
Total undistributed earnings                               0
Capital loss carryforward                           (939,626)
Deferred net capital and
  currency losses (post October)                    (441,193)
Unrealized Appreciation (Depreciation)              (292,386)
                                                 -----------
Total accumulated earnings (losses)              $(1,673,205)
                                                 -----------
Capital loss carryforward years of expiration      2009-2010

8. Subsequent Event | On November 6, 2002, the Board of Trustees approved the termination of the Fund. It is expected that the Fund will terminate operations on or about January 15, 2003.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees and Shareholders of the Loomis Sayles Emerging Markets Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Loomis Sayles Emerging Markets Fund (the "Fund") at September 30, 2002, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

As described in Note 8 on November 6, 2002, the Board of Trustees voted to liquidate the Fund on or about January 15, 2003.

PricewaterhouseCoopers LLP

Boston, Massachusetts
November 15, 2002

                                       LOOMIS SAYLES EMERGING MARKETS FUND    17

TRUSTEES (unaudited)

As of September 30, 2002

                                                                                                  Portfolios
                                                                                                   in Fund       Other
                                 Position(s) Years                                                 Complex    Directorships
                                  Held with   of                                                   Overseen      Held by
Name & Address             Age      Trust   Service  Principal Occupation(s) During Past 5 Years  by Trustee     Trustee
----------------------------------------------------------------------------------------------------------------------------
President and Interested
Trustee
Daniel J. Fuss             68    President,    6*    Vice Chairman,                                   14          None
One Financial Center              Trustee            Director and Executive Vice President,
Boston, MA 02111                                     Loomis, Sayles & Company, L.P.

Disinterested Trustees
Joseph Alaimo              72    Trustee       3     Chairman,                                        14      Wintrust Financial
530 North Lexington Drive                            Wayne Hummer Trust Company                                   Corporation
Lake Forest, IL 60045

Paul G. Chenault           69    Trustee       2     Retired                                          14          None
5852 Pebble Beach Way
San Luis Obispo, CA 93401

Michael T. Murray          72    Trustee      11     Retired                                          14          None
404 N. Western Ave.
Lake Forest, IL 60045

*Prior to serving as "President and Interested Trustee" beginning in 1996, Mr. Fuss served as "Vice President" from April 1991-December 1995.

On October 15, 2002 a special meeting of the shareholders was held to elect Trustees for both Loomis Sayles Funds and Loomis Sayles Investment Trust (the "Trusts"). At this meeting Robert J. Blanding, Joseph Alaimo, Edward A. Benjamin and Paul G. Chenault were elected to serve as Trustees of the Trusts. The results of the shareholder meeting for each Trust are as follows:

LOOMIS SAYLES FUNDS
Name of Trustee Nominee                Shares Voted For         Shares Abstained
--------------------------------------------------------------------------------
Joseph Alaimo                          118,446,574.469             2,131,162.121
Paul G. Chenault                       118,446,574.469             2,086,208.483
Robert J. Blanding                     118,403,448.993             2,129,333.959
Edward A. Benjamin                     118,349,748.367             2,183,034.585

LOOMIS SAYLES INVESTMENT TRUST
Name of Trustee Nominee                Shares Voted For         Shares Abstained
--------------------------------------------------------------------------------
Joseph Alaimo                          38,348,880.152              4,232,470.583
Paul G. Chenault                       38,348,880.152              4,232,470.583
Robert J. Blanding                     38,348,880.152              4,232,470.583
Edward A. Benjamin                     38,348,880.152              4,232,470.583

As of September 30, 2002

As of October 15, 2002, the Board of Trustees for Loomis Sayles Funds ("LSF Trust") and Loomis Sayles Investment Trust ("LSIT Trust") consists of the following individuals:

                                                  Years           Years                               Portfolios
                                 Position(s)       of              of                                  in Fund         Other
                                    Held         Service         Service            Principal          Complex     Directorships
                                    with           with            with            Occupation(s)       Overseen       Held by
Name & Address             Age     Trusts       LSF Trust       LSIT Trust     During Past 5 Years    by Trustee      Trustee
------------------------------------------------------------------------------------------------------------------------------------
President and Interested
Trustee
Robert J. Blanding         55    President,  Less than one     Less than one   President, Chairman        23            None
555 California St.                Trustee   year (Served as   year (Served as  and Chief Executive
San Francisco, CA 94104                      Executive Vice   Executive Vice     Officer, Loomis,
                                             President for 6  President for 5  Sayles & Company, L.P
                                             Years and Vice   Years and Vice
                                             President for     President for
                                                5 Years)         3 Years)
Disinterested Trustees
Joseph Alaimo              72     Trustee       3 Years          Less than        Chairman, Wayne         23     Wintrust Financial
530 North Lexington Drive                                         one year          Hummer Trust                     Corporation
Lake Forest, IL 60045                                                                 Company

Edward A. Benjamin         64     Trustee      Less than         Less than       Retired; formerly,       23    Director, Precision
71 Sierra Rosa Loop                            one year          one year        Partner, Ropes &                   Corporation,
Santa Fe, NM 87506                                                                Gray (law firm)                  Director, Coal
                                                                                                                Energy Investments
                                                                                                                 & Management, LLC;
                                                                                                                     Trustee, New
                                                                                                                England Zenith Fund

Paul G. Chenault           69     Trustee       2 years          Less than           Retired              23      Director, Mailco
5852 Pebble Beach Way                                            one year                                         Office Products,
San Luis Obispo, CA 93401                                                                                                Inc.

                                       LOOMIS SAYLES EMERGING MARKETS FUND    19

LOOMIS SAYLES FUNDS (unaudited)

Supplement dated November 15, 2002 to the Loomis Sayles Equity Funds Prospectus dated February 1, 2002 as revised May 1, 2002

Effective immediately, the Loomis Sayles Emerging Market Fund (the "Fund") will no longer be available for purchase. The Fund currently intends to cease operations on or about January 15, 2003.

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